Exhibit 99.1

CCG Elects Not to Exercise Purchase Option for Copper Beech

Charlotte, NC – August 19, 2014 – Campus Crest Communities, Inc. (NYSE: CCG), today announced that it has elected not to exercise the first purchase option to acquire additional interests in the entities comprising the 37 property Copper Beech portfolio (“Copper Beech”) and will revert to a 48% economic interest in the portfolio.

“Though both parties worked diligently during negotiations, we were unable to produce a successful resolution prior to our option expiration,” said Ted W. Rollins, the Company’s Chief Executive Officer. “Our goal throughout was to structure a comprehensive conclusion that would be received well by our investors and reflective of current market dynamics. Dr. McWhirter remains our key partner and we will continue to work closely together given our economic interest in Copper Beech."

“As per the terms of the amended purchase and sale agreement, effective today we will hold a 48% economic interest in the 37 property portfolio. Separately, we maintain our 67% economic interest in the Copper Beech asset located in Ames, Iowa,” added Donnie Bobbitt, the Company’s Chief Financial Officer, “Our earnings guidance released on July 31, 2014, which already assumed a 48% economic interest in Copper Beech, remains unchanged at this time.”

“Our decision whether to make an investment in the 52% remaining interest of Copper Beech was made separate from our prior purchase of the initial 48%,” remarked Aaron Halfacre, EVP of Capital Markets, “We believe we identified economic terms that investors would have found both thoughtful and disciplined. We recognize that a non-controlling interest is not a strategic long-term investment and we have begun exploring strategic alternatives. In the interim, we continue to be focused on our existing operations and a proactive plan for balance sheet management.”

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading developer, builder, owner and manager of high-quality student housing properties located close to college campuses in targeted markets. The Company has ownership interests in 80 student housing properties and over 43,000 beds across North America, of which 70 are operating and 10 are development or redevelopment properties. The Company is an equity REIT that differentiates itself through its vertical integration and consistent branding across the portfolio through three unique brands targeting different segments of the college student population. Additional information can be found on the Company's website at http://www.campuscrest.com/.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements in this press release include, among others, the performance of properties in occupancy and yield targets, outlook and guidance for full-year 2014 FFOA and the related underlying assumptions, growth and development opportunities, leasing activities, financing strategies, and development and construction projects. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

Investor Contact:
Aaron S. Halfacre, CFA

EVP, Capital Markets

980-208-1044

Source: Campus Crest Communities, Inc.